UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Fifth Street Finance Corp.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fifth Street Finance Corp.
10 Bank Street, 12th Floor
White Plains, New York 10606

          , 2010

To the Stockholders of Fifth Street Finance Corp.

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Fifth Street Finance Corp. to be held at The Ritz-Carlton, Westchester at Three Renaissance Square, White Plains, NY, 10601 on          , 2010, at   p.m., local time. Only stockholders of record at the close of business on          , 2010 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the meeting. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the envelope provided, vote via the Internet or telephone. Instructions are shown on the proxy card. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting. Your vote and participation in our governance is very important to us.

Sincerely,

Leonard M. Tannenbaum,
Chairman, President and Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To be Held at
The Ritz-Carlton, Westchester
Three Renaissance Square
White Plains, New York 10601
          , 2010,   p.m., local time

To the Stockholders of Fifth Street Finance Corp.:

The 2010 Annual Meeting (the “Annual Meeting”) of Stockholders of Fifth Street Finance Corp., a Delaware corporation, will be held at The Ritz-Carlton, Westchester at Three Renaissance Square, White Plains, NY 10601 on          , 2010, at   p.m., local time. At the Annual Meeting, our stockholders will consider and vote on:

•	the election of two directors of Fifth Street Finance Corp., each to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010;

•	a proposal to amend the Restated Certificate of Incorporation of Fifth Street Finance Corp. to increase the number of authorized shares of common stock and remove Fifth Street Finance Corp.’s authority to issue shares of Series A Preferred Stock; and

•	such other business as may properly come before the Annual Meeting and any adjournments or postponements.

The nominees of the Board of Directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on          , 2010, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card.

We have enclosed our annual report on Form 10-K for the year ended September 30, 2009, proxy statement and a proxy card. Please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Thank you for your support of Fifth Street Finance Corp.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By order of the Board of Directors,

Bernard D. Berman,
Secretary

White Plains, New York
          , 2010

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically through the Internet or by telephone. Please see the proxy statement and the enclosed proxy for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

Table of Contents

PROXY STATEMENT	1
General	1
Annual Meeting Information	1
Date and Location	1
Availability of Proxy and Annual Meeting Materials	1
Purpose of Annual Meeting	1
Voting Information	2
Record Date and Voting Securities	2
Quorum Required	2
Submitting Voting Instructions for Shares Held Through a Broker	2
Authorizing a Proxy for Shares Held in Your Name	2
Revoking Your Proxy	2
Votes Required	3
Information Regarding This Solicitation	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL 1 — ELECTION OF DIRECTORS	5
Director and Executive Officer Information	6
Directors	6
Executive Officers	7
Biographical Information	7
Transactions with Related Persons	9
Review, Approval or Ratification of Transactions with Related Persons	9
Section 16(a) Beneficial Ownership Compliance	9
Corporate Governance	9
Corporate Governance Documents	9
Corporate Governance Policy	10
Director Independence	10
Annual Evaluation	10
Board Meetings and Committees	10
Communications with Directors	10
Audit Committee	11
Compensation Committee	11
Nominating and Corporate Governance Committee	11
Valuation Committee	12
Code of Business Conduct and Ethics	12
Executive Compensation	13
Director Compensation	13
PROPOSAL 2 — TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR	14
Independent Auditor’s Fees	14
Audit Committee Report	14
PROPOSAL 3 — TO APPROVE AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REMOVE AUTHORITY TO ISSUE SHARES OF SERIES A PREFERRED STOCK	15
Purposes and Effects of Increasing the Number of Authorized Shares	15
Purposes and Effects of Removal of Authority to Issue Shares of Series A Preferred Stock	16
Certificate of Amendment	16
Vote Required	16
OTHER MATTERS	16
Stockholder Proposals	16
Other Business	17
Annual Reports	17
Exhibit A — Form of Certificate of Amendment to the Restated Certificate of Incorporation of Fifth Street Finance Corp.	A-1
Proxy

Fifth Street Finance Corp.
10 Bank Street, 12th Floor
White Plains, New York 10606
           , 2010

PROXY STATEMENT

General

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2010 Annual Meeting of Stockholders (the “Annual Meeting”). We are first mailing this proxy statement and the accompanying form of proxy to stockholders on or about          , 2010. In this proxy statement, we refer to Fifth Street Finance Corp. as the “Company,” “FSC,” “we,” “our” or “us” and the Board of Directors as the “Board.” When we refer to FSC’s fiscal year, we mean the 12-month period ending September 30 or, if applicable, September 30 of the stated year (for example, fiscal year 2009 is October 1, 2008 through September 30, 2009).

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting on          , 2010 at   p.m., local time, at The Ritz-Carlton, Westchester at Three Renaissance Square, White Plains, NY 10601.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended September 30, 2009 are also available on our website at http://ir.fifthstreetfinance.com/sec.cfm, and at the following cookies-free website that can be accessed anonymously: www.proxydocs.com/fsc.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, each of whom will serve until the 2013 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2. To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending September 30, 2010;

3. To approve amendments to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock and remove the Company’s authority to issue shares of Series A Preferred Stock; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

Record Date and Voting Securities

The record date for the Annual Meeting is the close of business on           , 2010 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. On the Record Date,           shares of common stock were outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. Specifically, New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the ratification of the appointment of our independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the enclosed proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been properly recorded. Stockholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Votes Required

Election of Directors.  The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each of the nominees as a director (i.e., the number of shares voted “for” each of the nominees must exceed the number of votes “against” each of the nominees). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of Grant Thornton LLP exceeds the number of votes “against” the ratification of the appointment of Grant Thornton LLP). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect this proposal.

Amendments to the Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock and Remove Authority to Issue Shares of Series A Preferred Stock.  The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposed amendments to increase the number of authorized shares of common stock, from 49,800,000 to           shares and remove the Company’s authority to issue shares of Series A Preferred Stock. Accordingly, the affirmative vote of a majority of our shares of common stock outstanding is required to approve the proposed amendments to our Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Company or officers or employees of Fifth Street Management LLC (“Fifth Street Management”), our investment adviser (without special compensation therefor).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 30, 2009, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

	Number of
	Shares Owned
Name	Beneficially	Percentage

Stockholders Owning 5% or greater of the Company’s Outstanding Shares
Greenlight Entities(1)	2,259,492	5.97%
Interested Directors:
Leonard M. Tannenbaum(2)	1,326,557	3.50%
Bernard D. Berman(3)	10,468	*
Independent Directors:
Adam C. Berkman	1,000	*
Brian S. Dunn(4)	6,000	*
Byron J. Haney(4)	10,000	*
Frank C. Meyer	90,672	*
Douglas F. Ray	2,500	*
Executive Officers:
William H. Craig(5)	7,505	*
Marc A. Goodman	53,207	*
All officers and directors as a group (nine persons)	1,507,909	3.98%

*	Represents less than 1%.

(1)	Based upon information contained in the Schedule 13G/A filed by (i) Greenlight Capital, L.L.C.; (ii) Greenlight Capital, Inc.; (iii) DME Advisors, L.P.; (iv) DME Advisors GP, L.L.C. and (v) David Einhorn on February 13, 2009 (collectively, the “Greenlight Entities”). Greenlight Capital, L.L.C. (“Greenlight LLC”) may be deemed the beneficial owner of 1,014,322 shares of common stock held for the account of Greenlight Capital, L.P. (“Greenlight Fund”), and Greenlight Capital Qualified, L.P. (“Greenlight Qualified”); Greenlight Capital, Inc. (“Greenlight Inc”) may be deemed the beneficial owner of 1,678,857 shares of common stock held for the accounts of Greenlight Fund, Greenlight Qualified and Greenlight Capital Offshore, Ltd. (“Greenlight Offshore”). DME Advisors, L.P. (“Advisors”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; DME Advisors GP, L.L.C. (“DME GP”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; Mr. Einhorn may be deemed the beneficial owner of 2,259,492 shares of common stock. This number consists of: (A) an aggregate of 1,014,322 shares of common stock held for the accounts of Greenlight Fund and Greenlight Qualified, (B) 664,535 shares of common stock held for the account of Greenlight Offshore, and (C) 580,635 shares of common stock held for the managed account for which Advisors acts as investment manager. Greenlight LLC is the general partner of Greenlight Fund and Greenlight Qualified; Greenlight Inc serves as investment adviser to Greenlight Offshore. Greenlight, Inc, Greenlight L.L.C., DME Advisors and DME GP are located at 2 Grand

Central Tower, 140 East 45th Street, 24th Floor, New York, New York 10017. Pursuant to Rule 13d-4, each of the Greenlight Entities disclaims all such beneficial ownership except to the extent of their pecuniary interest in any shares of common stock, if applicable.

(2)	The total number of shares reported includes: 1,316,557 shares of which Mr. Tannenbaum is the direct beneficial owner; 79,867 shares Mr. Tannenbaum holds in a margin account; 500,000 shares Mr. Tannenbaum has pledged as security to Wachovia Bank, National Association; and 10,000 shares owned by the Leonard M. & Elizabeth T. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the 10,000 shares held by the Leonard M. & Elizabeth T. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all 10,000 shares, but has no pecuniary interest in, and expressly disclaims beneficial ownership of, the shares.

(3)	Includes 10,100 shares held in margin accounts.

(4)	Shares are held in a brokerage account and may be used as security on a margin basis.

(5)	Pursuant to Rule 16a-1, Mr. Craig disclaims beneficial ownership of 4,005 shares of common stock owned by his spouse.

The following table sets forth, as of November 30, 2009, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity
Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Independent Directors:
Adam C. Berkman	$1 — $10,000
Brian S. Dunn	$50,001 — $100,000
Byron J. Haney	$50,001 — $100,000
Frank C. Meyer	$500,001 — $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.77 on November 30, 2009 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our amended and restated bylaws, the Board may modify the number of members of the board of directors provided that the number of directors will not be fewer than five or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. The Board currently consists of seven members, of whom five are not “interested persons” of FSC, as defined in Section 2(a)(19) of the 1940 Act. Section 303A.01 of the NYSE Listed Company Manual requires that the Company maintain a majority of independent directors on the Board. Section 303A.00 provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term, and until his or her successor is duly elected and qualified. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the

Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Messrs. Meyer and Ray have been nominated for re-election for three-year terms expiring in 2013. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or against each of the nominees or abstain from voting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

			Director
Name	Age	Position	Since

Independent Director
Frank C. Meyer	66	Director	2007
Independent Director
Douglas F. Ray	41	Director	2007

Continuing directors whose terms will expire at our 2011 Annual Meeting of Stockholders:

			Director
Name	Age	Position	Since

Independent Directors
Brian S. Dunn	38	Director	2007
Byron J. Haney	48	Director	2007

Continuing directors whose terms will expire at our 2012 Annual Meeting of Stockholders:

			Director
Name	Age	Position	Since

Independent Director
Adam C. Berkman	42	Director	2007
Interested Directors
Bernard D. Berman	39	Director	2009
Leonard M. Tannenbaum	38	Chairman	2007

Biographical information regarding our Board is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp., as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

Information regarding our executive officers is as follows:

Name	Age	Position

Leonard M. Tannenbaum	38	Chief Executive Officer and President
Bernard D. Berman	39	Chief Compliance Officer, Executive Vice President and Secretary
William H. Craig	53	Chief Financial Officer
Marc A. Goodman	52	Chief Investment Officer

Biographical Information

Independent Directors

Adam C. Berkman.  Mr. Berkman has been a member of our Board of Directors since December 2007. Mr. Berkman has over 20 years of experience in strategy, operations, finance and business development in the consumer products, importing and manufacturing, wholesale distribution, business services and information technology industries. Since September 2007, he has served as chief operating officer of Adrianna Papell LLC, an apparel company. From February 2006 to May 2007, Mr. Berkman served as the chief financial officer of Accessory Network LLC, and from May 2003 to January 2006, he served as the chief financial officer of Amerex Group, Inc, each of which is an apparel/accessory firm. Prior to this, from August 2001 to February 2003, he was the vice president of business development at Accruent, Inc., a leading real estate performance management software solutions company. Mr. Berkman also co-founded MyContracts, a predecessor of Accruent, Inc., and was a member of its Board of Directors from June 1999 to August 2001. Mr. Berkman is a Certified Public Accountant who began his career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP, and earned his B.A. from Duke University and M.B.A. in finance and accounting from the NYU Stern School of Business.

Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 15 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since December 2007. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 20 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Frank C. Meyer.  Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein-Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 14 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Interested Directors

Leonard M. Tannenbaum, CFA.  Mr. Tannenbaum has been our president and chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007. He is also the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several Greenlight Capital affiliated entities (Greenlight Capital Offshore, Ltd., Greenlight Capital Offshore Qualified, Ltd., Greenlight Masters Offshore, Ltd., and Greenlight Masters Offshore I, Ltd.) and has previously served on the Boards of Directors of five other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Bernard D. Berman.  Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our chief compliance officer since April 2009 and our executive vice president and secretary since October 2007. Mr. Berman is also a partner of Fifth Street Management and a partner of Fifth Street Capital LLC. Mr. Berman joined Fifth Street Capital LLC in 2004. He is responsible for the structuring of all investments, overseeing legal issues, and firm-wide risk management. Mr. Berman has 14 years of legal experience, including structuring and negotiating a variety of investment transactions. Prior to joining Fifth Street Capital LLC, he was a corporate attorney with the law firm Riemer & Braunstein LLP from 2000-2004. Mr. Berman graduated from Boston College Law School (cum laude). He received a B.S. in Finance from Lehigh University (with high honors).

Executive Officers Who Are Not Directors

William H. Craig.  Mr. Craig has been our chief financial officer since October 2007 and was our chief compliance officer from December 2007 through April 2009. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer that was later acquired by General Electric Company’s GE Healthcare unit in October 2008. Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig’s prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant.

Marc A. Goodman.  Mr. Goodman has served as our chief investment officer since April 2009 and is a senior partner of Fifth Street Management and is co-head of the Investment Committee of Fifth Street Management.

Mr. Goodman has over 18 years of experience advising on, restructuring, and negotiating investments. Mr. Goodman is responsible for all portfolio management. Prior to joining Fifth Street Capital LLC in 2004, from 2003 to 2004, Mr. Goodman was a partner of Triax Capital Advisors, a consulting firm that provides management and financial advisory services to distressed companies. Mr. Goodman also served as the president of Cross River Consulting, Inc. from June 1998 to January 2005. Previously, he was with the law firm of Kramer, Levin, Naftalis & Frankel LLP and the law firm of Otterbourg, Steindler, Houston & Rosen, P.C. Mr. Goodman graduated from Cardozo Law School, and has a B.A. in Economics from New York University.

Transactions with Related Persons

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our chairman president and chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and his staff, and the staff of our chief compliance officer. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board of Directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended September 30, 2009.

Corporate Governance

Corporate Governance Documents

FSC has a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://www.fifthstreetfinance.com.

Our Corporate Governance Policy, Code of Business Conduct and Ethics, Code of Ethics and Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.

Corporate Governance Policy

FSC has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director and will preside at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship to the Company or its management that prevents them from being independent directors).

Director Independence

In accordance with rules of the NYSE, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Bernard D. Berman and Leonard M. Tannenbaum. Messrs. Berman and Tannenbaum are interested persons of the Company due to their positions as officers of the Company.

Annual Evaluation

FSC’s directors shall perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation shall include an annual questionnaire and Board and Committee discussion.

Board Meetings and Committees

Our Board met 11 times during fiscal year 2009. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate

Fifth Street Finance Corp. personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Berkman, Dunn and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met six times during the 2009 fiscal year.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and his staff, and the staff of the Company’s chief compliance officer. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are compensated by the Company. The Compensation Committee met one time during the 2009 fiscal year.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met two times during the 2009 fiscal year. In October 2009, the Nominating and Corporate Governance Committee met to discuss, among other things, nominating the directors for election by our stockholders at this Annual Meeting.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our restated and amended bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment or the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our Board and to represent the balance, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Berkman, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on four occasions during the 2009 fiscal year.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. The Company’s Code of Business Conduct and Ethics is also available on our website at http://ir.fifthstreetfinance.com/governance.cfm.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://ir.fifthstreetfinance.com/governance.cfm as well as file a Form 8-K.

Executive Compensation

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. During fiscal year 2009, we reimbursed FSC, Inc. approximately $704,000 for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of Mr. Craig and other support personnel, pursuant to the administration agreement with FSC, Inc.

Director Compensation

The following table sets forth compensation of the Company’s directors, for the year ended September 30, 2009.

	Fees Earned or	All Other
Name	Paid in Cash(1)	Compensation(2)	Total

Interested Directors
Bernard D. Berman	—	—	—
Leonard M. Tannenbaum	—	—	—
Independent Directors
Adam C. Berkman	$50,500	—	$50,500
Brian S. Dunn	$56,500	—	$56,500
Byron J. Haney	$70,500	—	$70,500
Frank C. Meyer	$77,000	—	$77,000
Douglas F. Ray	$53,750	—	$53,750
Bruce E. Toll(3)	$2,000	—	$2,000

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	Mr. Toll did not stand for re-election at the 2009 annual meeting and his term expired at such meeting.

For the year ended September 30, 2009, the independent directors receive an annual retainer fee of $25,000, payable once per year if the director attended at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors also receive $1,000 for each committee meeting in which they attended in person and $500 for each committee meeting in which they participated other than in person, in connection with each committee meeting of the Board that they attended, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the Chairman of the Audit Committee receives an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual retainer of $30,000 and $5,000, respectively. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act, except that we paid Mr. Toll all applicable board fees for the period of time during the fiscal year ended September 30, 2009 that he served as a member of the Board.

Effective as of October 1, 2009, the annual retainer fee received by the independent directors was increased to $30,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, and the annual retainer fee paid to the chairman of the Valuation Committee of our Board was reduced to $20,000 from $30,000.

PROPOSAL 2 — TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR

Independent Auditor’s Fees

The audit committee and the Board have appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2010, subject to ratification by stockholders.

Grant Thornton LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiary. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table presents fees for professional services rendered by Grant Thornton LLP for fiscal years 2008 and 2009.

	2008(1)	2009

Audit Fees	$351,020	$587,239
Aggregate Non-Audit Fees:
Audit-Related Fees	313,200	188,142
Tax Fees	35,070	55,560
All Other Fees	3,675	—
Total Aggregate Non-Audit Fees	351,945	243,702

Total Fees	$702,965	$830,941

(1)	Certain prior year amounts have been reclassified to conform to current year presentation.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Our Board unanimously recommends a vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2009 and as of and for the year ended September 30, 2009. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T. The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended September 30, 2009, be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2009, for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the independent registered public accounting firm of the Company for the year ending September 30, 2010.

Audit Committee

Adam C. Berkman, Member
Brian S. Dunn, Member
Byron J. Haney, Chairman

PROPOSAL 3 — TO APPROVE AMENDMENTS TO OUR RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REMOVE AUTHORITY TO ISSUE SHARES OF SERIES A PREFERRED STOCK

The Board recommends approval of the amendments to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, from 49,800,000 to           shares and remove the Company’s authority to issue shares of Series A Preferred Stock. On           2010, the Board unanimously approved these amendments, declared the amendments to be advisable and directed that the amendments be submitted to the stockholders for approval at the Annual Meeting.

Purposes and Effects of Increasing the Number of Authorized Shares

As of          , 2010, there were           shares of the Company’s common stock outstanding. The Board believes that it is desirable to have the additional authorized shares of common stock available for possible future issuance. The Company has no other agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of common stock as to which authorization is sought.

If approved, this proposal would allow the Board to issue additional shares of common stock without further stockholder approval, unless required by applicable law or stock exchange rules. Although the Company has no specific plans at this time for use of the additional shares of common stock, having additional authorized shares of common stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting or waiting until the next annual meeting.

The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. This proposal will not affect the par value of the Company’s common stock, which will remain at $.01 per share. Under the Company’s Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

If the Company issues additional shares of common stock, or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share and net asset value per share of existing common stockholders.

Purposes and Effects of Removal of Authority to Issue Shares of Series A Preferred Stock

In addition to authorizing the issuance of shares of the Company’s common stock, the Company’s Restated Certificate of Incorporation currently authorizes the Company to issue shares of Series A Preferred Stock. The Series A Preferred Stock, including the specific rights, preferences and privileges thereof, were authorized in connection with a financing transaction that the Company undertook in April 2008. In particular, the Company sold 30,000 shares of Series A Preferred Stock in a private placement transaction on April 28, 2008. On June 30, 2008, the Company redeemed the 30,000 shares of Series A Preferred Stock. As a result, no shares of Series A Preferred Stock remain issued and outstanding. Moreover, given that the rights, preferences and privileges of the Series A Preferred Stock were tailored to effectuate the April 2008 financing transaction, the Board does not believe that there is any utility in retaining the ability to issue the Series A Preferred Stock in connection with future financing transactions. In addition, the Board believes that it is in the best interest of the Company to eliminate the Company’s authority of issue shares of Series A Preferred Stock in order to simplify the Company’s Restated Certificate of Incorporation and remove extraneous provisions contained in the Restated Certificate of Incorporation.

If this proposal is approved by the stockholders, the Company’s Restated Certificate of Incorporation will be amended to eliminate the Company’s authority to issue shares of Series A Preferred Stock.

Certificate of Amendment

If approved, these amendments to the Company’s Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment to the Company’s Restated Certificate of Incorporation with the Secretary of State of Delaware, which the Company would do promptly after the Annual Meeting. In such event, the Company’s Restated Certificate of Incorporation would be amended in the form set forth in Exhibit A attached to this proxy statement.

Vote Required

The affirmative vote of a majority of our shares of common stock outstanding is required to approve the proposed amendments to the Company’s Restated Certificate of Incorporation.

Our Board unanimously recommends a vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” Proposal 3 unless otherwise instructed.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2011 Annual Meeting of stockholders must be received by the Company on or before          , 2010. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.

Stockholder proposals or director nominations to be presented at the 2011 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2011 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than          , 2010. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2011 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

A copy of our Annual Report on Form 10-K for the year ended September 30, 2009, which includes financial statements, is being mailed with this proxy statement.

Exhibit A

FORM OF CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
FIFTH STREET FINANCE CORP.

Fifth Street Finance Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST:  The Corporation’s Restated Certificate of Incorporation is hereby amended by deleting Article IV thereof in its entirety and replacing the following in lieu thereof:

The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is           shares, par value $0.01 per share, of common stock (the “Common Stock”).

(A) Common Stock. Except as (1) otherwise required by laws of the State of Delaware or (2) expressly provided in this Certificate of Incorporation (as amended from time to time), each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters. The shares of Common Stock shall not have any preemptive rights whatsoever.

(1) Dividends. Subject to the provisions of the laws of the State of Delaware, and to the other provisions of this Certificate of Incorporation (as amended from time to time), holders of shares of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(2) Voting Rights. At every annual or special meeting of stockholders of the Corporation, each record holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation for the election of directors and on matters submitted to a vote of stockholders of the Corporation. Except as provided with respect to any other class or series of capital stock of the Corporation hereafter classified or reclassified, the exclusive voting power for all purposes shall solely be vested with the holders of Common Stock. There shall be no cumulative voting.

(3) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and other liabilities, upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph (A)(3).

SECOND:  The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 9, 2007.

THIRD:  The foregoing amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, Fifth Street Finance Corp. has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its Chairman, President and Chief Executive Officer this   day of          , 2010.

Leonard M. Tannenbaum
Chairman, President and Chief Executive
Officer

A-1

PROXY
FIFTH STREET FINANCE CORP.
Annual Meeting of Stockholders —                , 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Bernard D. Berman and William H. Craig, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2010 Annual Meeting of Stockholders of Fifth Street Finance Corp, a Delaware Corporation (the “Company”), to be held at The Ritz-Carlton, Westchester, Three Renaissance Square, White Plains, New York 10601, on                , 2010, at                 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.
THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
VOTING INSTRUCTIONS:
Complete, sign, date and promptly return this proxy card in the postage-paid envelope provided or return it to Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE
Please Detach and Mail in the Envelope Provided
PROPOSAL 1: To elect two directors of the Company to hold office until our 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐

Frank C. Meyer			Douglas F. Ray

PROPOSAL 2: To ratify the appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 3: To approve amendments to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock and remove the Company’s authority to issue shares of Series A Preferred Stock.
PROPOSAL 4: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

DATED

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
Proxy Voting Instructions

MAIL — Sign date and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE— Call toll-free 1-800- in the United States and from foreign countries and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET— Access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page.
-OR-
IN PERSON — You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-454-8683 in the United States and from foreign countries or www.proxyvote.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.